EXHIBIT 10.1

                            BRAZOS SPORTSWEAR, INC.

                                 $100,000,000

                          10 1/2% SENIOR NOTES DUE 2007

                         REGISTRATION RIGHTS AGREEMENT

                                 July 2, 1997

Dillon, Read & Co. Inc.
SBC Warburg Inc.
c/o Dillon, Read & Co. Inc.
535 Madison Avenue
New York, NY 10022

Ladies and Gentlemen:

      Brazos Sportswear, Inc., a Delaware corporation (the "COMPANY"), proposes to issue and sell to Dillon, Read & Co. Inc. and SBC Warburg Inc. (collectively, the "INITIAL PURCHASERS"), upon the terms set forth in a purchase agreement (the "PURCHASE AGREEMENT"), $100,000,000 aggregate principal amount of its 10 1/2% Senior Notes Due 2007 (the "SENIOR NOTES") to be unconditionally guaranteed on a senior unsecured basis by each of its subsidiaries, consisting on the date hereof of (i) Brazos, Inc., a Texas corporation ("BRAZOS"), (ii) Brazos Embroidery, Inc., a Pennsylvania corporation ("EMBROIDERY") and (iii) Morning Sun, Inc., a Washington corporation, formerly known as SolarCo, Inc., a Washington corporation ("MORNING SUN" and, together with Brazos and Embroidery, the "SUBSIDIARY GUARANTORS"). The Senior Notes will be issued pursuant to an Indenture, to be dated as of the Closing Date (as defined in the Purchase Agreement) (the "INDENTURE"), among the Company, the Subsidiary Guarantors and Norwest Bank of Minnesota, National Association, as trustee (the "TRUSTEE"). As an inducement to the Initial Purchasers, the Company and the Subsidiary Guarantors agree with the Initial Purchasers, for the benefit of the holders of the Senior Notes (including, without limitation, the Initial Purchasers), the Exchange Notes (as defined below) and the Private Exchange Notes (as defined below) (collectively, the "HOLDERS"), as follows:

      1. EXCHANGE OFFER. The Company shall, at its cost, prepare and, not later than 60 days after (or if such 60th day is not a business day, the first business day thereafter) the original date of issue of the Senior Notes (the "ISSUE DATE"), file with the Securities and Exchange Commission

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(the "COMMISSION") a registration statement (the "EXCHANGE OFFER REGISTRATION
STATEMENT") on an appropriate form under the Securities Act of 1933, as amended (the "SECURITIES ACT"), with respect to a proposed offer (the "EXCHANGE OFFER") to the Holders of Transfer Restricted Notes (as defined in Section 6 hereof), who are not prohibited by any law or policy of the Commission from participating in the Exchange Offer, to issue and deliver to such Holders, in exchange for the Senior Notes, a like aggregate principal amount of debt securities (the "EXCHANGE NOTES") of the Company issued under the Indenture and identical in all material respects to the Senior Notes (except for the transfer restrictions relating to the Senior Notes) that would be registered under the Securities Act. The Company shall use its best efforts to cause such Exchange Offer Registration Statement to become effective under the Securities Act within 120 days (or if such 120th day is not a business day, the first business day thereafter) after the Issue Date of the Senior Notes and shall keep the Exchange Offer Registration Statement effective for not fewer than 20 business days (or longer, if required by applicable law) after the date on which notice of the Exchange Offer is mailed to the Holders (such period being called the "EXCHANGE OFFER REGISTRATION PERIOD").

      If the Company effects the Exchange Offer, the Company will be entitled to close the Exchange Offer 20 business days after the commencement thereof, PROVIDED that the Company has accepted all the Senior Notes theretofore validly tendered in accordance with the terms of the Exchange Offer.

      Following the declaration of the effectiveness of the Exchange Offer Registration Statement, the Company shall promptly commence the Exchange Offer, it being the objective of such Exchange Offer to enable each Holder of Transfer Restricted Notes (as defined in Section 6 hereof) electing to exchange the Senior Notes for Exchange Notes (assuming that such Holder is not an affiliate of the Company within the meaning of the Securities Act, acquires the Exchange Notes in the ordinary course of such Holder's business and does not intend and has no arrangements or understandings with any person to participate in the distribution of the Exchange Notes and is not prohibited by any law or policy of the Commission from participating in the Exchange Offer) to trade such Exchange Notes from and after their receipt without any limitations or restrictions under the Securities Act and without material restrictions under the securities laws of the several states of the United States. In connection with such Exchange Offer, the Company shall take such further action, including, without limitation, appropriate filings under state securities laws, as may be necessary to realize the foregoing objective subject to the proviso of Section 3(h).

      The Company acknowledges that, pursuant to current interpretations by the Commission's staff of Section 5 of the Securities Act, in the absence of an applicable exemption therefrom, (i) each Holder that is a broker-dealer electing to exchange Senior Notes, acquired for its own account as a result of market making activities or other trading activities, for Exchange Notes (an "EXCHANGING DEALER"), is required to deliver a prospectus containing the information set forth in Annex A hereto on the cover, in Annex B hereto in the "Exchange Offer Procedures" section and the "Purpose of the Exchange Offer" section, and in Annex C hereto in the "Plan of Distribution" section of such prospectus in connection with a sale of any such Exchange Notes received by such

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Exchanging Dealer pursuant to the Exchange Offer and (ii) any Initial Purchaser,
if it elects to sell Exchange Notes acquired in exchange for Senior Notes constituting any portion of an unsold allotment, is required to deliver a prospectus containing the information required by Item 507 or 508 of Regulation S-K under the Securities Act, as applicable, in connection with such sale.

      The Company shall use its reasonable efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the prospectus contained therein, in order to permit such prospectus to be lawfully delivered by all persons subject to the prospectus delivery requirements of the Securities Act for such period of time as such persons must comply with such requirements in order to resell the Exchange Notes; PROVIDED, HOWEVER, that (i) in the case where such prospectus and any amendment or supplement thereto must be delivered by an Exchanging Dealer or the Initial Purchasers, such period shall be the lesser of 180 days and the date on which all Exchanging Dealers and the Initial Purchasers have sold all Exchange Notes held by them (unless such period is extended pursuant to Section 3(j) below) and (ii) the Company shall make such prospectus and any amendment or supplement thereto available to any broker-dealer for use in connection with any resale of any Exchange Notes for a period not less than 90 days after the consummation of the Exchange Offer.

      If, upon consummation of the Exchange Offer, the Initial Purchasers hold Senior Notes acquired as part of the initial distribution thereof, the Company, simultaneously with the delivery of the Exchange Notes pursuant to the Exchange Offer, shall issue and deliver to the Initial Purchasers upon the written request of the Initial Purchasers in exchange (the "PRIVATE EXCHANGE") for the Senior Notes held by the Initial Purchasers, a like principal amount of debt securities of the Company issued under the Indenture and identical in all material respects (including the existence of restrictions on transfer under the Securities Act and the securities laws of the several states of the United States) to the Senior Notes (the "PRIVATE EXCHANGE NOTES"). The Senior Notes, the Exchange Notes and the Private Exchange Notes are herein collectively called the "SECURITIES".

      In connection with the Exchange Offer, the Company shall:

            (a) mail to each Holder a copy of the prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

            (b) keep the Exchange Offer open for not less than 20 business days (or longer, if required by applicable law) after the date notice thereof is mailed to the Holders;

            (c) utilize the services of a depositary for the Exchange Offer with an address in the Borough of Manhattan, The City of New York, which may be the Trustee or an affiliate of the Trustee;

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            (d) permit Holders to withdraw tendered Senior Notes at any time prior to the close of business, New York time, on the last business day on which the Exchange Offer shall remain open; and

            (e) otherwise comply in all material respects with all applicable laws.

      As soon as practicable after the close of the Exchange Offer or the Private Exchange, as the case may be, the Company shall:

            (i) accept for exchange all the Senior Notes validly tendered and not withdrawn pursuant to the Exchange Offer and the Private Exchange;

            (ii) deliver to the Trustee for cancellation all the Senior Notes so accepted for exchange; and

            (iii) cause the Trustee to authenticate and deliver promptly to each Holder of the Senior Notes, Exchange Notes or Private Exchange Notes, as the case may be, equal in principal amount to the Senior Notes of such Holder so accepted for exchange.

      Each Holder participating in the Exchange Offer shall be required to represent to the Company that at the time of the consummation of the Exchange Offer (i) any Exchange Notes received by that Holder will be acquired in the ordinary course of business, (ii) that Holder will have no arrangements or understandings with any person to participate in the distribution of the Senior Notes or the Exchange Notes within the meaning of the Securities Act, (iii) that Holder is not an "affiliate", as defined in Rule 405 of the Securities Act, of the Company or any Subsidiary Guarantor or if it is an affiliate, that Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, (iv) if that Holder is not a broker-dealer, that it is not engaged in, and does not intend to engage in, the distribution of the Exchange Notes and (v) if that Holder is a broker-dealer, that it will receive Exchange Notes for its own account in exchange for Senior Notes that were acquired as a result of market-making activities or other trading activities and that it will be required to acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Notes.

      Notwithstanding any other provisions hereof, the Company will ensure that
(i) any Exchange Offer Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereto complies as to form in all material respects with the Securities Act and the rules and regulations thereunder, (ii) any Exchange Offer Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any prospectus forming part of any Exchange Offer Registration Statement, and any supplement to such prospectus, does not, as of its date, include an untrue statement of a material fact or omit to state a material fact required

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to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

      2. SHELF REGISTRATION. If, (i) because of any change in law or in applicable interpretations thereof by the staff of the Commission, the Company is not permitted to effect an Exchange Offer as contemplated by Section 1 hereof, (ii) the Exchange Offer is not consummated within 165 days after the Issue Date (or, if such 165th day is not a business day, the first business day thereafter), (iii) the Initial Purchasers so request within six month after consummation of the Exchange Offer with respect to the Senior Notes (or any Private Exchange Notes) not eligible to be exchanged for Exchange Notes in the Exchange Offer and held by them following consummation of the Exchange Offer or
(iv) any Holder (other than an Exchanging Dealer) is not eligible to participate in the Exchange Offer or, in the case of any Holder (other than an Exchanging Dealer) that participates in the Exchange Offer, such Holder does not receive freely tradeable Exchange Notes on the date of the exchange and such Holder notifies the Company within six months of such date, the Company shall take the following actions:

            (a) The Company shall, at its own cost, as promptly as practicable (but in no event more than 30 days after so required or requested pursuant to this Section 2) file with the Commission and thereafter shall use its best efforts to cause to be declared effective a registration statement (the "SHELF REGISTRATION STATEMENT" and, together with the Exchange Offer Registration Statement, a "REGISTRATION STATEMENT") on an appropriate form under the Securities Act relating to the offer and sale of the Transfer Restricted Notes (as defined below) by the Holders thereof from time to time in accordance with the methods of distribution set forth in the Shelf Registration Statement and Rule 415 under the Securities Act (hereinafter, the "SHELF REGISTRATION"); PROVIDED, HOWEVER, that no Holder (other than an Initial Purchaser) shall be entitled to have the Securities held by it covered by such Shelf Registration Statement unless such Holder agrees in writing to be bound by all the provisions of this Agreement applicable to such Holder.

            (b) The Company shall use its best efforts to keep the Shelf Registration Statement continuously effective in order to permit the prospectus included therein to be lawfully delivered by the Holders of the relevant Securities, until the earlier of (i) the time when the Securities covered by the Shelf Registration Statement can be sold pursuant to Rule 144(k) thereof, and (ii) the date on which all of the Securities covered by the Shelf Registration Statement have been sold pursuant thereto. Subject to Section 6(b), the Company shall be deemed not to have used its best efforts to keep the Shelf Registration Statement effective during the requisite period if it voluntarily takes any action that would result in Holders of Securities covered thereby not being able to offer and sell such Securities during that period, unless such action is required by applicable law.

            (c) Notwithstanding any other provisions of this Agreement to the contrary, the Company shall cause the Shelf Registration Statement and the related prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration

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      Statement, amendment or supplement, (i) to comply as to form in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the Commission and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

      3. REGISTRATION PROCEDURES. In connection with any Shelf Registration contemplated by Section 2 hereof and, to the extent applicable, any Exchange Offer contemplated by Section 1 hereof, the following provisions shall apply:

            (a) The Company shall (i) furnish to the Initial Purchasers, prior to the filing thereof with the Commission, a copy of the Registration Statement and each amendment thereof and each supplement, if any, to the prospectus included therein and, in the event that the Initial Purchasers (with respect to any portion of an unsold allotment from the original offering) are participating in the Exchange Offer or the Shelf Registration Statement, shall use its best efforts to reflect in each such document, when so filed with the Commission, such comments as the Initial Purchasers reasonably may propose; (ii) include the information set forth in Annex A hereto on the cover, in Annex B hereto in the "Exchange Offer Procedures" section and the "Purpose of the Exchange Offer" section and in Annex C hereto in the "Plan of Distribution" section of the prospectus forming a part of the Exchange Offer Registration Statement and include the information set forth in Annex D hereto in the Letter of Transmittal delivered pursuant to the Exchange Offer; (iii) if requested by the Initial Purchasers, include the information required by Item 507 or 508 of Regulation S-K under the Securities Act, as applicable, in the prospectus forming a part of the Exchange Offer Registration Statement; (iv) include within the prospectus contained in the Exchange Offer Registration Statement a section entitled "Plan of Distribution", reasonably acceptable to the Initial Purchasers, which shall contain a summary statement of the positions taken or policies made by the staff of the Commission with respect to the potential "underwriter" status of any broker-dealer that is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT")) of Exchange Notes received by such broker-dealer in the Exchange Offer (a "PARTICIPATING BROKER-DEALER"), whether such positions or policies have been publicly disseminated by the staff of the Commission or such positions or policies, in the reasonable judgment of the Initial Purchasers based upon advice of counsel (which may be in-house counsel), represent the prevailing views of the staff of the Commission; and (v) in the case of a Shelf Registration Statement, include the names of the Holders who propose to sell Securities pursuant to the Shelf Registration Statement, as selling security holders.

            (b) The Company shall give written notice to the Initial Purchasers, the Holders of the Securities and any Participating Broker-Dealer from whom the Company has received prior written notice that it will be a Participating Broker-Dealer in the Exchange Offer (which notice pursuant to clauses (ii) through (v) hereof shall be accompanied by an

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      instruction to suspend the use of the prospectus until the requisite changes have been made):

                  (i) when the Registration Statement or any amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective;

                  (ii) of any request by the Commission for amendments or
            supplements to the Registration Statement or the prospectus included therein or for additional information (provided that with respect to any requests prior to the effectiveness of the Registration Statement, the Company shall be required to give written notice only to the Initial Purchasers and their counsel, Baker & Botts, L.L.P.);

                  (iii) of the issuance by the Commission of any stop order
            suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose;

                  (iv) of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

                  (v) of the happening of any event that requires the Company to make changes in the Registration Statement or the prospectus in order that the Registration Statement or the prospectus do not contain an untrue statement of a material fact nor omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

            (c) The Company shall use its best efforts to obtain the withdrawal at the earliest possible time, of any order suspending the effectiveness of the Registration Statement.

            (d) The Company shall furnish to each Holder of Securities included in the Shelf Registration, without charge, at least one copy of the Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits thereto (including those, if any, incorporated by reference).

            (e) The Company shall deliver to each Exchanging Dealer and the Initial Purchasers, and to any other Holder who so requests, without charge, at least one copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Initial Purchasers or any such Holder requests in writing, all exhibits thereto (including those incorporated by reference).

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            (f) The Company shall deliver to each Holder of Securities included within the coverage of the Shelf Registration Statement, without charge, as many copies of the prospectus (including each preliminary prospectus) included in the Shelf Registration Statement and any amendment or supplement thereto as such person may reasonably request. The Company consents, subject to the provisions of this Agreement, to the use of the prospectus or any amendment or supplement thereto by each of the selling Holders of the Securities in connection with the offering and sale of the Securities covered by the prospectus, or any amendment or supplement thereto, included in the Shelf Registration Statement.

            (g) The Company shall deliver to the Initial Purchasers, any Exchanging Dealer, any Participating Broker-Dealer and such other persons required to deliver a prospectus following the Exchange Offer, without charge, as many copies of the final prospectus included in the Exchange Offer Registration Statement and any amendment or supplement thereto as such persons may reasonably request. The Company consents, subject to the provisions of this Agreement, to the use of the prospectus or any amendment or supplement thereto by the Initial Purchasers, if necessary, any Participating Broker-Dealer and such other persons required to deliver a prospectus following the Exchange Offer in connection with the offering and sale of the Exchange Notes covered by the prospectus, or any amendment or supplement thereto, included in such Exchange Offer Registration Statement.

            (h) Prior to any public offering of the Securities, pursuant to any Registration Statement, the Company shall register or qualify or cooperate with the Holders of the Securities included therein and their respective counsel in connection with the registration or qualification of the Securities for offer and sale under the securities or "blue sky" laws of such states of the United States as any Holder of the Securities reasonably requests in writing and do such other acts or things reasonably necessary or advisable to enable the offer and sale in such jurisdictions of the Securities covered by such Registration Statement; PROVIDED, HOWEVER, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction in which it is not then so qualified or
      (ii) take any action which would subject it to general service of process or to taxation in any jurisdiction in which it is not then so subject.

            (i) The Company shall cooperate with the Holders of the Securities to facilitate the timely preparation and delivery of certificates representing the Securities to be sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as the Holders may request a reasonable period of time prior to sales of the Securities pursuant to such Registration Statement.

            (j) Upon the occurrence of any event contemplated by paragraph (ii) or (v) of Section 3(b) above during the period for which the Company is required to maintain an effective Registration Statement, the Company shall promptly prepare and file a post-

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      effective amendment to the Registration Statement or a supplement to the related prospectus and any other required document so that, as thereafter delivered to Holders of the Senior Notes or purchasers of Securities, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Initial Purchasers, the Holders of the Securities and any known Participating Broker-Dealer in accordance with paragraphs (ii) through (v) of Section 3(b) above to suspend the use of the prospectus until the requisite changes to the prospectus have been made or any stop order has been lifted, as the case may be, then the Initial Purchasers, the Holders of the Securities and any such Participating Broker-Dealers shall suspend use of such prospectus, and the period of effectiveness of the Shelf Registration Statement provided for in Section 2(b) above and the Exchange Offer Registration Statement provided for in Section 1 above shall each be extended (i) by the number of days from and including the date of the giving of such notice to and including the date when the Initial Purchasers, the Holders of the Securities and any known Participating Broker-Dealer shall have received such amended or supplemented prospectus pursuant to this Section 3(j) or (ii) if earlier, until the date when none of the Securities represent Transfer Restricted Notes.

            (k) Not later than the effective date of the applicable Registration Statement, the Company will provide a CUSIP number for the Senior Notes, the Exchange Notes or the Private Exchange Notes, as the case may be, and provide the applicable trustee with printed certificates for the Senior Notes, the Exchange Notes or the Private Exchange Notes, as the case may be, in a form eligible for deposit with The Depository Trust Company.

            (l) The Company will comply with all rules and regulations of the Commission to the extent and so long as they are applicable to the Exchange Offer or the Shelf Registration and will make generally available to its security holders (or otherwise provide in accordance with Section 11(a) of the Securities Act) an earnings statement satisfying the provisions of Section 11(a) of the Securities Act, no later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement, which statement shall cover such 12-month period.

            (m) The Company shall cause the Indenture to be qualified under the Trust Indenture Act of 1939, as amended (the "TRUST INDENTURE ACT"), in a timely manner and containing such changes, if any, as shall be necessary for such qualification. In the event that such qualification would require the appointment of a new trustee under the Indenture, the Company shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.

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            (n) The Company may require each Holder of Securities to be sold pursuant to the Shelf Registration Statement to furnish to the Company such information regarding the Holder and the distribution of the Securities as the Company may from time to time reasonably require for inclusion in the Shelf Registration Statement, and the Company may exclude from such registration the Securities of any Holder that fails to furnish such information within a reasonable time after receiving such request.

            (o) The Company shall enter into such customary agreements (including, if requested, an underwriting agreement in customary form) and take all such other action, if any, as any Holder of the Securities shall reasonably request in order to facilitate the disposition of the Securities pursuant to any Shelf Registration.

            (p) In the case of any Shelf Registration, the Company shall (i) make available for inspection by the Holders of the Securities, any underwriter participating in any disposition pursuant to the Shelf Registration Statement and any attorney or accountant retained by the Holders of the Securities or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and (ii) cause the Company's officers, directors and employees, and use its best efforts to cause the Company's accountants and auditors, to supply all relevant information reasonably requested by the Holders of the Securities or any such underwriter, attorney or accountant in connection with the Shelf Registration Statement, in each case, as shall be necessary, in the judgment of the Holder or any such underwriter, attorney or accountant referred to in this paragraph, to conduct an investigation within the meaning of Section 11 of the Securities Act; PROVIDED, HOWEVER, that the foregoing inspection and information gathering shall be coordinated on behalf of yourself by you and on behalf of the other parties, by one counsel designated by and on behalf of such other parties as described in Section 4 hereof.

            (q) In the case of any Shelf Registration, the Company, if requested by any Holder of Securities covered thereby, shall cause (i) its counsel to deliver an opinion and updates thereof relating to the Securities in customary form (with customary carve-outs and qualifications) addressed to such Holders and the managing underwriters, if any, thereof and dated, in the case of the initial opinion, the effective date of such Shelf Registration Statement (it being agreed that the matters to be covered by such opinion shall include, without limitation, the due incorporation and good standing of the Company and its subsidiaries; the due authorization, execution and delivery of the relevant agreement of the type referred to in Section 3(o) hereof; the due authorization, execution, authentication and issuance, and the validity and enforceability, of the applicable Securities; the absence of material legal or governmental proceedings involving the Company; the absence of governmental approvals required to be obtained in connection with the Shelf Registration Statement, the offering and sale of the applicable Securities, or any agreement of the type referred to in Section 3(o) hereof; the compliance as to form of such Shelf Registration Statement and any documents incorporated by reference therein and of the Indenture with the requirements of the Securities Act and the Trust Indenture Act, respectively; and such

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      opinion shall include a statement of such counsel's belief that, as of the date of the opinion and as of the effective date of the Shelf Registration Statement or most recent post-effective amendment thereto, as the case may be, such Shelf Registration Statement and the prospectus included therein, as then amended or supplemented, including any documents incorporated by reference therein, did not and does not contain an untrue statement of a material fact and did not and does not omit to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading (in the case of any such incorporated documents, in the light of the circumstances existing at the time that such documents were filed with the Commission under the Exchange Act);
      (ii) its officers to execute and deliver all customary documents and certificates and updates thereof requested by any underwriters of the applicable Securities; and (iii) its independent public accountants to provide to the selling Holders of the applicable Securities and any underwriter therefor a comfort letter in customary form and covering matters of the type customarily covered in comfort letters in connection with primary underwritten offerings, subject to receipt of appropriate documentation as contemplated, and only if permitted, by Statement of Auditing Standards No. 72.

            (r) In the case of the Exchange Offer, if requested by the Initial Purchasers or any known Participating Broker-Dealer, the Company shall cause (i) its counsel to deliver to the Initial Purchasers or such Participating Broker-Dealer signed opinions in the form set forth in
      Section 8(f) of the Purchase Agreement with such changes as are customary in connection with the preparation of a Registration Statement and (ii) its independent public accountants to deliver to the Initial Purchasers or such Participating Broker-Dealer a comfort letter, in customary form, meeting the requirements as to the substance thereof as set forth in
      Section 8(i) of the Purchase Agreement, with appropriate date changes, and only if permitted by Statement of Auditing Standards No. 72.

            (s) If an Exchange Offer or a Private Exchange is to be consummated, upon delivery of the Senior Notes by Holders to the Company (or to such other Person as directed by the Company) in exchange for the Exchange Notes or the Private Exchange Notes, as the case may be, the Company shall mark, or caused to be marked, on the Senior Notes so exchanged that such Senior Notes are being canceled in exchange for the Exchange Notes or the Private Exchange Notes, as the case may be; in no event shall the Senior Notes be marked as paid or otherwise satisfied.

            (t) The Company will use its best efforts to confirm that the initial ratings assigned to the Senior Notes by Standard and Poor's Rating Service and Moody's Investors Service, Inc., will apply to the Securities covered by a Registration Statement.

            (u) In the event that any broker-dealer registered under the Exchange Act shall underwrite any Securities or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of the Rules of Fair Practice and the By-Laws of the National Association of Securities Dealers, Inc.

      ("NASD")) thereof, whether as a Holder of such Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Company shall cooperate with and assist such broker-dealer in complying with the requirements of such Rules and By-Laws.

            (v) The Company shall use its best efforts to take all other steps necessary to effect the registration of the Securities covered by a Registration Statement contemplated hereby.

      4. REGISTRATION EXPENSES. (a) All fees and expenses incident to the Company's performance of or compliance with this Agreement will be borne by the Company regardless of whether a Registration Statement becomes effective, including, without limitation: (i) all registration and filing fees and expenses (including filings made with the NASD (and, if applicable, the reasonable fees and expenses of any "qualified independent underwriter" and its counsel that may be required by the rules and regulations of the NASD)); (ii) all fees and expenses of compliance with federal securities and state Blue Sky or securities laws; (iii) all expenses of printing (including printing certificates for the Exchange Notes to be issued in the Exchange Offer and printing of prospectuses);
(iv) all fees and disbursements of counsel for the Company, the Subsidiary Guarantors and, subject to Section 4(b) below, the Holders of Transfer Restricted Notes; (v) all application and filing fees in connection with listing the Notes on a national securities exchange or automated quotation system pursuant to the requirements of this Agreement; and (vi) all fees and disbursements of independent accountants of the Company (including the expenses of any special audit and comfort letters required by or incident to such performance).

      The Company will, in any event, bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audits and the fees and expenses of any Person, including special experts, retained by it.

      Notwithstanding the foregoing or anything in this Agreement to the contrary, each Holder shall pay all underwriting discounts and commissions of any underwriters with respect to any Securities sold by or on behalf of it.

      (b) In connection with any Registration Statement required by this Agreement (including, without limitation, the Exchange Offer Registration Statement and the Shelf Registration Statement), the Company will reimburse the Initial Purchasers and the Holders of Securities being tendered in the Exchange Offer and/or resold pursuant to the Shelf Registration Statement, as applicable, for the reasonable fees and disbursements of not more than one counsel.

      5. INDEMNIFICATION. (a) The Company and each Subsidiary Guarantor agrees to indemnify and hold harmless (i) each Initial Purchaser, each Holder of the Securities and any Participating Broker-Dealer, and (ii) each person, if any, who controls such Initial Purchaser, such Holder or such Participating Broker-Dealer within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (any of the persons referred to in this clause
(ii) being hereinafter referred to as a "CONTROLLING PERSON") and (iii) the agents, employees, officers and directors of any Person referred to in clause
(i) or (ii) who, collectively with the Persons referred to in clauses (i) and
(ii) are referred to collectively as the "INDEMNIFIED PARTIES", from and against any and all losses, liabilities, claims, damages or expenses whatsoever (including but not limited to, attorneys' fees and any and all expenses incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, or any actions in respect thereof (including, but not limited to, any losses, claims, damages, liabilities or actions relating to purchases and sales of the Securities) to which any Indemnified Party may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages, expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or prospectus included therein or in any amendment thereof or supplement thereto, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED, HOWEVER, that the Company and the Subsidiary Guarantors shall not be liable in any such case to the extent, but only to the extent, that such loss, liability, claim, damage, or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in a Registration Statement or prospectus included therein or in any amendment thereof or supplement thereto or in any preliminary prospectus relating to a Shelf Registration in reliance upon and in conformity with written information pertaining to such Indemnified Party and furnished to the Company or a Subsidiary Guarantor by or on behalf of such Indemnified Party expressly for use therein; PROVIDED, FURTHER, that neither the Company nor any Subsidiary Guarantor shall be liable pursuant to this subsection
(a) with respect to any preliminary prospectus to the extent that any loss, expense, liability or claim arises solely from the fact that the Indemnified Party or related Holder fails to send or deliver, on or prior to the written confirmation of the sale by such Indemnified Party or related Holder a final prospectus; PROVIDED that the Company shall have previously furnished copies thereof to the Indemnified Party or such related Holder and such final prospectus would have corrected any such untrue statement or omission; PROVIDED FURTHER, that this indemnity agreement will be in addition to any liability which the Company or any Subsidiary Guarantor may otherwise have to such Indemnified Party. The Company shall also indemnify underwriters participating in the distribution (as described in the Registration Statement), their officers and directors and each person who controls such persons within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as provided above with respect to the indemnification of the Holders of the Securities if requested by such Holders.

      (b) In connection with any Registration Statement pursuant to which a Holder offers or sells Securities, such Holder agrees, severally and not jointly, to indemnify and hold harmless the Company and the Subsidiary Guarantors, their respective directors and officers and any person controlling the Company or a Subsidiary Guarantor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company and the Subsidiary Guarantors to each Indemnified Person but only with respect to information relating to such Holder furnished in writing by or on behalf of such Holder expressly for use in such Registration Statement or prospectus included therein or in any amendment thereof or supplement thereto. In any such case in which any action shall be brought against the Company or a Subsidiary Guarantor, any director or officer of the Company or a Subsidiary Guarantor or any person controlling the Company or a Subsidiary Guarantor based on such Registration Statement and in respect of which indemnity may be sought against a Holder, such Holder shall have the rights and duties given to the Company and the Subsidiary Guarantors (except that if the Company or a Subsidiary Guarantor shall have assumed the defense thereof, such Holder shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Holder), and the Company and the Subsidiary Guarantors, their respective directors and officers and any person controlling the Company or a Subsidiary Guarantor shall have the rights and duties given to the Indemnified Parties by Section 5(a) hereof. This indemnity agreement will be in addition to any liability which such Holder may otherwise have to the Company or any of its controlling persons.

      (c) Promptly after receipt by an Indemnified Party under this Section 5 of notice of the commencement of any action or proceeding (including a governmental investigation) (collectively, an "Action"), such Indemnified Party shall, if a claim in respect thereof is to be made against the Indemnifying Party under this
Section 5, promptly notify each party against whom indemnification is to be sought in writing of the commencement of such Action (but the failure so to notify the Indemnifying Party shall not, in any event, relieve the Indemnifying Party of liability that it may have under this Section 5, except to the extent that it has been prejudiced in any material respect by such failure, or from any liability which it may otherwise have). In case any such Action is brought against any Indemnified Party, and it notifies the Indemnifying Party of the commencement thereof, the Indemnifying Party will be entitled to participate in such Action and, to the extent that it may elect by written notice delivered to the Indemnified Party promptly after receiving the aforesaid notice from such Indemnified Party, to assume the defense of such Action, with counsel reasonably satisfactory to such Indemnified Party (which counsel shall not, except with the consent of the Indemnified Party (which consent shall not be unreasonably withheld), be counsel to the Indemnifying Party). Notwithstanding the foregoing, the Indemnified Party or parties shall have the right to employ its or their own counsel in any such Action, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless (i) the employment of such counsel shall have been authorized in writing by the Indemnifying Parties in connection with the defense of such Action, (ii) the Indemnifying Parties shall not have employed counsel to take charge of the defense of such Action within a reasonable time after notice of commencement of the Action, or (iii) such Indemnified Party or Parties shall have reasonably concluded that there may be defenses available to it or them that are different from or additional to those available to one or all of the Indemnifying Parties (in which case the Indemnifying Parties shall not have the right to direct the defense of such Action on behalf of the Indemnified Party or Parties), in any of which events such fees and expenses of counsel shall be borne by the Indemnifying Parties. In no event shall the Indemnifying Party be liable for the fees and expenses of more than one counsel (together with appropriate local counsel) at any time for all Indemnified Parties in connection with any one Action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. Anything in this subsection to the contrary notwithstanding, an Indemnifying Party shall not be liable for any settlement of any claim or Action effected without its written consent; PROVIDED, HOWEVER, that such consent was not unreasonably withheld.

      (d) In order to provide for contribution in circumstances in which the indemnification provided for in paragraphs (a) and (b) of this Section 5 is applicable for any reason held to be unavailable from the indemnifying party, or is insufficient to hold harmless a party indemnified under this Section 5, the Company, the Subsidiary Guarantors and the Indemnified Parties shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any reasonable investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any Action or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the indemnifying party, any contribution received by the indemnifying party, from persons other than the Indemnified Party who may also be liable for contribution, including persons who control the Indemnified Party within the meaning of Section 15 of the Act or Section 20(a) of the Exchange
Act) to which the Company, the Subsidiary Guarantors and the Indemnified Parties may be subject, in such proportion as is appropriate to reflect the relative benefits received by the Company and the Subsidiary Guarantors, on the one hand, and the Indemnified Parties, on the other hand, from the offering of the Senior Notes or, if such allocation is not permitted by applicable law or indemnification is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in paragraph (c) of this Section 5, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the Subsidiary Guarantors, on the one hand, and the Indemnified Parties, on the other hand, in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Subsidiary Guarantors shall be deemed to be in the same proportion as the total proceeds from the offering of Senior Notes (net of discounts but before deducting expenses) received by the Company as set forth in the table on the cover page of the Prospectus. The relative fault of the Company and the Subsidiary Guarantors, on the one hand, and the Indemnified Parties, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Subsidiary Guarantors or the Indemnified Parties and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

      (e) The agreements contained in this Section 5 shall survive the sale of the Securities pursuant to a Registration Statement and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

      6. LIQUIDATED DAMAGES UNDER CERTAIN CIRCUMSTANCES. (a) Liquidated damages ("LIQUIDATED DAMAGES") with respect to the Securities shall be assessed as follows if any of the following events occur (each such event in clauses (i) through (iii) below a "REGISTRATION DEFAULT"):

            (i) If by the 60th day (or if such 60th day is not a business day, the first business day thereafter) after the Issue Date, neither the Exchange Offer Registration Statement nor a Shelf Registration Statement has been filed with the Commission;

            (ii) If by the 120th day (or if such 120th day is not a business day, the first business day thereafter) after the Issue Date, neither the Exchange Offer Registration Statement nor, if required in lieu thereof, the Shelf Registration Statement is declared effective by the Commission;

            (iii) If by the 165th day (or if such 165th day is not a business day, the first business day thereafter) after the Issue Date, the Exchange Offer has not been consummated; or

            (iv) If after either the Exchange Offer Registration Statement or the Shelf Registration Statement is declared effective, (A) such Registration Statement thereafter ceases to be effective prior to completion of the Exchange Offer or the sale of all of the Transfer Restricted Notes registered pursuant to the Shelf Registration Statement, as the case may be; or (B) such Registration Statement or the related prospectus ceases to be usable (except as permitted in paragraph (b) of this Section 6) in connection with resales of Transfer Restricted Notes during the periods specified herein because either (1) any event occurs as a result of which the related prospectus forming part of such Registration Statement would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or
      (2) it shall be necessary to amend such Registration Statement or supplement the related prospectus, to comply with the Securities Act or the Exchange Act or the respective rules thereunder.

The Company will pay Liquidated Damages to each Holder of Transfer Restricted Notes, during the first 90-day period immediately following the occurrence of a Registration Default in amount equal to $.05 per week per $1,000 principal amount of Senior Notes constituting Transfer Restricted Notes held by such Holder. The amount of Liquidated Damages will increase an additional $.05 per week per $1,000 principal amount of Senior Notes constituting Transfer Restricted Notes for each subsequent 90-day period until the applicable Registration Default has been cured, up to a maximum amount of Liquidated Damages of $.30 per week per $1,000 principal amount of Senior Notes constituting Transfer Restricted Notes. All accrued Liquidated Damages will be paid by the Company on the regular interest payment dates with respect to the Senior Notes to the Global Note Holders by wire transfer of immediately available funds or by federal funds check to the Holders of certified securities by mailing a check to such Holders' registered addresses. Following the cure of all Registration Defaults, the accrual of Liquidated Damages shall cease.

      (b) A Registration Default referred to in Section 6(a)(iv)(B) shall be deemed not to have occurred and be continuing in relation to a Shelf Registration Statement or the related prospectus if (i) such Registration Default has occurred solely as a result of (x) the filing of a post-effective amendment to such Shelf Registration Statement to incorporate annual audited or, if required by the rules and regulations under the Securities Act, quarterly unaudited, financial information with respect to the Company where such post-effective amendment is not yet effective and needs to be declared effective to permit Holders to use the related prospectus or (y) other material events or developments with respect to the Company that would need to be described in such Shelf Registration Statement or the related prospectus and (ii) in the case of clause (y), the Company is proceeding promptly and in good faith to amend or supplement such Shelf Registration Statement and related prospectus to describe such events or, in the case of material developments that the Company determines in good faith must remain confidential for business reasons, the Company is proceeding promptly and in good faith to take such steps as are necessary so that such developments need no longer remain confidential.

      (c) "TRANSFER RESTRICTED NOTES" means each Security until (i) the date on which such Security has been exchanged by a person other than a broker-dealer for a freely transferrable Exchange Note in the Exchange Offer, (ii) following the exchange by a broker-dealer in the Exchange Offer of a Security for an Exchange Note, the date on which such Exchange Note is sold to a purchaser who receives from such broker-dealer on or prior to the date of such sale a copy of the prospectus contained in the Exchange Offer Registration Statement, (iii) the date on which such Security has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement or (iv) the date on which such Security is distributed to the public pursuant to Rule 144 under the Securities Act or is saleable pursuant to Rule 144(k) under the Securities Act.

      7. RULES 144 AND 144A. The Company shall use its best efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the request of any Holder of Transfer Restricted Notes, make publicly available other information so long as necessary to permit sales of their securities pursuant to Rules 144 and 144A. The Company covenants that it will take such further action as any Holder of Transfer Restricted Notes may reasonably request, all to the extent required from time to time to enable such Holder to sell Transfer Restricted Notes without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A (including the requirements of Rule 144A(d)(4)). The Company will provide a copy of this Agreement to prospective purchasers of Senior Notes identified to the Company by the Initial Purchasers upon request. Upon the request of any Holder of Transfer Restricted Notes, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements. Notwithstanding the foregoing, nothing in this

Section 7 shall be deemed to require the Company to register any of its securities pursuant to the Exchange Act.

      8. UNDERWRITTEN REGISTRATIONS. If any of the Transfer Restricted Notes covered by any Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering ("Managing Underwriters") will be selected by the Holders of a majority in aggregate principal amount of such Transfer Restricted Notes to be included in such offering (subject to the approval (which approval shall not be unreasonably withheld) of the Company), PROVIDED that the Company shall not be obligated to arrange for more than one underwritten offering during the period that such Shelf Registration is required to be effective pursuant to this Agreement.

      No person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such person's Transfer Restricted Notes on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

      9.    MISCELLANEOUS.

      (a) AMENDMENTS AND WAIVERS. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, except by the Company and the written consent of the Holders of a majority in principal amount of the Securities affected by such amendment, modification, supplement, waiver or consents.

      (b) NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, first-class mail, facsimile transmission, or air courier which guarantees overnight delivery:

            (i) if to a Holder of the Securities, at the most current address given by such Holder to the Company in accordance with the provisions of this Section 9(b), which address initially is, with respect to each Holder, the address of such Holder to which confirmation of the sale of the Senior Notes to such Holder was first sent by the Initial Purchasers, with a copy in like manner to you as follows:

                  Dillon, Read & Co. Inc.
                  SBC Warburg Inc.
                  c/o Dillon, Read & Co. Inc.
                  535 Madison Avenue
                  New York, New York 10022
                  Fax No.:    (212) 759-2580
                  Attention:  Corporate Finance Department

      with a copy to:

                  Baker & Botts, L.L.P.
                  910 Louisiana
                  Houston, Texas 77002
                  Fax No.:    (713) 229-1522
                  Attention:  Joe S. Poff

            (ii) if to the Initial Purchasers, at the addresses specified in
      Section 9(b)(i);

            (iii) if to the Company, at its address as follows:

                  Brazos Sportswear, Inc.
                  3860 Virginia Avenue
                  Cincinnati, Ohio 45227
                  Fax No:     (513) 272-2812
                  Attention:  Chief Financial Officer

            with a copy to:

                  Porter & Hedges, L.L.P.
                  700 Louisiana
                  35th Floor
                  Houston, Texas 77002
                  Fax No:     (713) 228-1331
                  Attention:  Samuel N. Allen

      All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; three business days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged by the recipient's facsimile machine operator, if sent by facsimile transmission; and on the day delivered, if sent by overnight air courier guaranteeing next day delivery.

      (c) NO INCONSISTENT AGREEMENTS. The Company has not, as of the date hereof, entered into, nor shall it, on or after the date hereof, enter into, any agreement with respect to its securities that is inconsistent with the rights granted to the Holders herein or otherwise conflicts with the provisions hereof.

      (d) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the Company and its successors and assigns.

      (e) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

      (f) HEADINGS. The headings in this Agreement for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

      (g) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

      (h) SEVERABILITY. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

      (i) SECURITIES HELD BY THE COMPANY. Whenever the consent or approval of Holders of a specified percentage of principal amount of Securities is required hereunder, Securities held by the Company or its affiliates (other than subsequent Holders of Securities if such subsequent Holders are deemed to be affiliates solely by reason of their holdings of such Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

      (j) REMEDIES. Each Holder, in addition to being entitled to exercise all rights provided in this Agreement, in the Indenture, the Purchase Agreement or granted by law, including recovery of liquidated or other damages, will be entitled to specific performance of its rights under this Agreement. The Company and the Subsidiary Guarantors agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agree to waive the defense in any Action for specific performance that a remedy at law would be adequate.

      (k) ADJUSTMENTS AFFECTING THE NOTES. Without the written consent of the Holders of a majority in aggregate principal amount of outstanding Senior Notes, the Company and the Subsidiary Guarantors will not take any action, or permit any change to occur, with respect to the

Senior Notes that would materially and adversely affect the ability of the Holders to consummate any Exchange Offer.

      If the foregoing Registration Rights Agreement is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Initial Purchasers, the Company and the Subsidiary Guarantors in accordance with its terms.

                                           BRAZOS SPORTSWEAR, INC.

                                           By: /S/ F. CLAYTON CHAMBERS
                                             Name: F. Clayton Chambers
                                             Title: Vice President


                                           BRAZOS, INC.

                                           By: /S/ F. CLAYTON CHAMBERS
                                             Name: F. Clayton Chambers
                                             Title: Vice President


                                           BRAZOS EMBROIDERY, INC.


                                           By: /S/ F. CLAYTON CHAMBERS
                                             Name: F. Clayton Chambers
                                             Title: Secretary

                     [Signature page continued on next page]

                                        MORNING SUN, INC., formerly known as
                                        SolarCo, Inc., successor in interest to
                                        Morning Sun, Inc.


                                            By: /s/ RANDALL B. HALE
                                              Name: Randall B. Hale
                                              Title: Chairman Of The Board



The foregoing Registration Rights
Agreement is hereby confirmed and
accepted as of the date first above written.

DILLON, READ & CO. INC.
SBC WARBURG INC.

By:   DILLON, READ & CO. INC.


By: /s/VINCENT LU
  Name:Vincent Lu
  Title:Vice President

                                                                         ANNEX A

      Each broker-dealer that receives Exchange Notes for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Notes. The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Notes received in exchange for Senior Notes where such Senior Notes were acquired by such broker-dealer as a result of market-making activities or other trading activities. The Company has agreed that, for a period of 180 days after the Expiration Date (as defined herein), it will make this Prospectus available to any broker-dealer for use in connection with any such resale. See "Plan of Distribution".

                                                                         ANNEX B

      Each broker-dealer that receives Exchange Notes for its own account in exchange for Senior Notes, where such Senior Notes were acquired by such broker-dealer as a result of market making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Notes. See "Plan of Distribution".

                                                                         ANNEX C

                             PLAN OF DISTRIBUTION

      Each broker-dealer that receives Exchange Notes for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Notes. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Notes received in exchange for Existing Notes where such Existing Notes were acquired as a result of market making activities or other trading activities. The Company has agreed that, for a period of 180 days after the Expiration Date, it will make this prospectus, as it may be amended or supplemented from time to time, available to any broker-dealer for use in connection with any such resale. In addition, until _____________, 199_, all dealers effecting transactions in the Exchange Notes may be required to deliver a prospectus.*

      The Company will not receive any proceeds from any sale of Exchange Notes by broker-dealers. Exchange Notes received by broker-dealers for their own account pursuant to the Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Exchange Notes or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer or the purchasers of any such Exchange Notes. Any broker-dealer that resells Exchange Notes that were received by it for its own account pursuant to the Exchange Offer and any broker or dealer that participates in a distribution of such Exchange Notes may be deemed to be an "underwriter" within the meaning of the Securities Act and any profit on any such resale of Exchange Notes and any commission or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act. The Letter of Transmittal states that, by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

      For a period of 180 days after the Expiration Date the Company will promptly send additional copies of this Prospectus and any amendment or supplement to this Prospectus to any broker-dealer that requests such documents in the Letter of Transmittal. The Company has agreed to pay all expenses incident to the Exchange Offer (including the expenses of one counsel for the Holders of the Senior Notes) other than commissions or concessions of any brokers or dealers and will indemnify the Holders of the Securities (including any broker-dealers) against certain liabilities including liabilities under the Securities Act.

--------
      * In addition, the legend required by Item 502(e) of Regulation S-K will appear on the back cover page of the Exchange Offer prospectus.

                                                                         ANNEX D

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY
      AMENDMENTS OR SUPPLEMENTS THERETO.

      Name:       ____________________________________________________________
      Address:    ____________________________________________________________
                  ____________________________________________________________

If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Senior Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.